Segment Information	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
Segment Information
18.	Segment Information

The Chief Operating Decision Makers are identified as the Chief Executive Officer and Chief Financial Officer. They review these segment results when making decisions about allocating resources and assessing the performance of the Company.

In 2012, the CECP segment fell below the threshold and it was combined with the TCA segment. The Company’s business was then separated into TCA and FPC segments. Since the first quarter of 2013, the FPC segment was discontinued and only one TCA segment still existed.

In 2014, the TCA segment was discontinued in the first quarter of 2014, accordingly there was no segment information to be disclosed for the years of 2013, 2014 and 2015 in accordance with FASB ASC 280-10-50-34.

A summary of net income (loss) attributable to Nam Tai shareholders and long-lived assets by geographical areas is as follows:

Year ended December 31,	2013	2014	2015
Rental income from property within:
- PRC, excluding Hong Kong:	$136	$2,341	$2,978

Net income (loss) from continuing operations, net of income tax within:
- PRC, excluding Hong Kong	$6,456	$812	$53
- Hong Kong	(1,197)	(6,228)	(12,581)

Total net income (loss) from continuing operations, net of income tax	$5,259	$(5,416)	$(12,528)

As of December 31,	2014	2015
Long-lived assets by geographical area:
- PRC, excluding Hong Kong	$31,897	$34,935
- Hong Kong	3,693	3,457

Total long-lived assets	$35,590	$38,392